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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                                NOVEMBER 3, 2004


                                  E-LOAN, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    001-25621                77-0460084
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                   Identification No.)



  6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA           94588
      (Address of Principal Executive Offices)              (Zip Code)


               Registrant's Telephone Number, Including Area Code
                                 (925) 847-6200



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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02  Results of Operations and Financial Condition

On November 4, 2004, the Company issued a press release announcing its third quarter 2004 financial results (the "Release"). A copy of the Release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SAFE HARBOR STATEMENT

Statements contained in the exhibits to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Exchange Act. The Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On November 3, 2004, the management of E-LOAN, Inc. (the "Company") determined that its previously issued financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be restated and such financial statements should no longer be relied upon.

On June 17, 1999, the Company entered into a Mortgage Loan Purchase and Sale Agreement with Greenwich Capital Financial Products, Inc. ("Greenwich"). Under the terms of this agreement, mortgage and home equity loans that are allocated to a mandatory sell forward commitment between the Company and a loan purchaser, but have not yet been settled, may be sold to Greenwich with the accompanying trade assignment. The Company accounts for these transfers as sales, in accordance with Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 140).

The Company's historical practice has been to continue to recognize interest income and interest expense on loans sold under its agreement with Greenwich in the period from the time of sale until the time of settlement with the committed loan purchaser. As part of the Company's review and preparation of its financial statements for the quarter ended September 30, 2004, the Company determined that this interest income and interest expense should have been included in the calculation of the gain on loans sold rather than to be recognized as additional interest income and interest expense in the period subsequent to the sale of the loans. The cumulative impact of this error was an understatement of income of $615,000 during 2003 and the first two quarters of 2004, a period in which the company earned $22 million (income for 2003 was understated $703,000 and income for 2004 was overstated $88,000). A Comparison Table setting forth the impact of the revisions is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

After discussion with the Company's independent registered accounting firm, PricewaterhouseCoopers LLP ("PwC"), the Company's management concluded that a correction of the prior accounting on this matter was required. The Company's management brought the matter for consideration before the Audit Committee. Having considered the circumstances underlying this accounting error and the effect upon the Company's prior filings, and having discussed the matter with PwC as well as the Company's management, the Audit Committee approved and authorized the Company's management to amend previously filed public reports. The Company will amend its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004 and June 30, 2004, and restate the financial statements contained in such reports as soon as practical. Stockholders and other investors should refer to the restated financial statements when they become available.

Item 9.01  Financial Statements and Exhibits

  (c) Exhibits

      Exhibit 10.1 Mortgage Loan Purchase and Sale Agreement with Greenwich Capital Financial Products, Inc. dated June 17, 1999.

      Exhibit 99.1 Press Release dated November 4, 2004, entitled "E-LOAN, Inc. Reports Third Quarter 2004 Results."

      Exhibit 99.2  Comparison Table illustrating accounting error.


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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                     E-LOAN, INC.


Date:  November 9, 2004               By: /s/ Matthew Roberts
                                          --------------------------------------
                                          Matthew Roberts
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION                                              PAGE NO.
- -----------    -----------                                              --------

  10.1         Mortgage Loan Purchase and Sale Agreement with            10.1-1
               Greenwich Capital Financial Products, Inc.
               dated June 17, 1999.

  99.1         Press Release dated November 4, 2004, entitled            99.1-1
               "E-LOAN, Inc. Reports Third Quarter 2004 Results."

  99.2         Comparison Table illustrating accounting error.           99.2-1